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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 2, 2007

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                            IMAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

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            Delaware                000-11071              84-0685613
 (State or other jurisdiction      (Commission          (I.R.S. Employer
        of incorporation)          File Number)       Identification Number)

         20525 Nordhoff Street, Suite 200, Chatsworth, California 91311
          (Address of principal executive offices, including zip code)

                                 (818) 407-9100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.24d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.23e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

     On November 2, 2007, Image Entertainment, Inc. (the "Company") entered into an amended and restated exclusive distribution agreement (the "Agreement") with the Criterion Collection ("Criterion") expiring July 31, 2013, to exclusively distribute Criterion-produced DVDs in North America. The Agreement replaces the previous agreement between the Company and Criterion dated August 1, 2005. In connection with the Agreement, the Company will pay Criterion a non-refundable, non-recoupable payment of $3,376,923, of which $876,923 has already been prepaid under the agreement dated August 1, 2005, and $2,500,000 will be paid in 23 quarterly installments commencing on January 1, 2008. The Company will continue to purchase units from Criterion at a discounted wholesale price.

     A copy of the press release issued by Image is attached hereto as Exhibit
99.1 and is herein incorporated by reference.


Item 9.01. Financial Statements and Exhibits.

       (d)   Exhibits.

       Exhibit Number    Exhibit Description
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       99.1              Press release, dated November 8, 2007.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IMAGE ENTERTAINMENT, INC.


Dated:  November 8, 2007                     By:     /s/ DENNIS HOHN CHO
                                                     ---------------------------
                                             Name:   Dennis Hohn Cho
                                             Title:  Corporate Secretary